Exhibit 99.1

Bryn Mawr Bank Corporation

FOR RELEASE: IMMEDIATELY	Ted Peters, Chairman
FOR MORE INFORMATION CONTACT:	610-581-4800
Francis J. Leto, EVP
610-581-4730
J. Duncan Smith, CFO
610-526-2466

Bryn Mawr Bank Corporation to Acquire MidCoast Community Bancorp, Inc.

Acquisition Propels Strategic Initiative to Expand Presence in Attractive Delaware Market

BRYN MAWR, Pa., March 28, 2013, - Bryn Mawr Bank Corporation (NASDAQ: BMTC) (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today announced that the Corporation has entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) to acquire MidCoast Community Bancorp, Inc. (“MidCoast”) and its wholly owned subsidiary MidCoast Community Bank, for approximately $33 million. MidCoast Community Bancorp, Inc. is headquartered in Wilmington, Delaware. The acquisition builds upon the Corporation’s existing footprint in Delaware by adding four branches, approximately $235 million in loans and approximately $250 million in deposits.

Ted Peters, Chairman and CEO, stated, “It is exciting to have MidCoast Community Bank join the Bryn Mawr Trust organization. MidCoast is one of the premier de novo banks in the nation, and it’s gratifying that they have chosen us as their partner going forward.” Mr. Peters added, “We are looking forward to quickly expanding our banking presence in the State of Delaware under MidCoast CEO Jim Ladio’s leadership.”

Pursuant to the terms of the Merger Agreement, MidCoast will merge with and into the Corporation, with the Corporation surviving the merger (the “Merger”). Immediately after the Merger, MidCoast Community Bank, will merge with and into the Bank, with the Bank being the surviving entity.

Jim Ladio, President and CEO of MidCoast stated “We are very excited to be joining Bryn Mawr Trust, which will provide us with the products, services and resources that we need to continue to grow and serve our customers in the greater Wilmington, Delaware area”.

Under the terms of the Merger Agreement, stockholders of MidCoast will receive 0.52 shares of Bryn Mawr Bank Corporation common stock for each share of common stock they own. The transaction is subject to normal regulatory and MidCoast shareholder approval and is expected to close late in the third quarter of 2013.

The Corporation currently has two subsidiaries in the State of Delaware – The Bryn Mawr Trust Company of Delaware, a special purpose trust company, and Lau Associates LLC, a multi-family office and asset management firm – with combined assets under management and supervision of over $2 billion.

CONFERENCE CALL

The Corporation will hold a conference call at 8:30 a.m. EDT on April 1, 2013. Interested parties may participate by calling 1-888-317-6016. A taped replay of the conference call will be available within one hour after the conclusion of the call and will remain available through April 12, 2013. The number to call for the taped replay is 1-877-344-7529 and the Replay Passcode is 10027001.

The conference call will be simultaneously broadcast live over the Internet through a webcast on the investor relations portion of the Bryn Mawr Bank Corporation’s website. To access the call, please visit the website at www.bmtc.com. Scroll over the About Us link then click on Investor Relations.

An online archive of the webcast will be available within one hour of the conclusion of the call. The Corporation has also recently expanded its Investor Relations website to include added resources and information for shareholders and interested investors. Interested parties are encouraged to utilize the expanded resources of the site for more information on Bryn Mawr Bank Corporation or by calling Chad Fortenbaugh, Financial Analyst – Finance/Investor Relations at 610-581-4823.

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This press release contains statements which, to the extent that they are not recitations of historical fact, may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future strategies, plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. Statements preceded by, followed by or that include the words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” and “believe” or other similar words and phrases may identify forward-looking statements. Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause the Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. The Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact on any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements whether written or oral, that may be made from time to time by the Corporation or by or on behalf of its subsidiaries. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.

The Corporation intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 concerning the Merger. The Registration Statement will include a prospectus for the offer and sale of the Corporation’s common stock to MidCoast Community Bancorp, Inc.’s shareholders as well as a proxy statement of MidCoast Community Bancorp, Inc. for the solicitation of proxies from its shareholders for use at the meeting at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by the Corporation with the SEC will contain important information about the Corporation, MidCoast Community Bancorp, Inc. and the Merger. We urge investors and MidCoast Community Bancorp, Inc.’s shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. MidCoast Community Bancorp Inc.’s shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about the Corporation – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention: Geoffrey L. Halberstadt, Secretary, telephone (610) 581-4873. MidCoast Community Bancorp, Inc., the Corporation and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning the Corporation’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning the Corporation’s directors and executive officers is also set forth in its proxy statement and annual report on Form 10-K (including any amendments thereto), previously filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.

# # # #